NEWS RELEASE

FOR IMMEDIATE RELEASE

iSatori Technologies, Inc. Reports Improved First Quarter 2012 Results,

Revenues Up 45% and Pre-Tax Net Income Up 107% Over Previous Year

Summary: iSatori Technologies, Inc. (OTCBB: IZZI.OB), a Colorado-based nutritional supplements company (http://www.isatoritech.com), announced its fiscal quarter one financial results for 2012, exceeding the previous year’s results, as net revenues increased 45%, and pre-tax net income increased 107% over first quarter 2011.

Golden, Colorado, May 21, 2012 [ MARKETWIRE ]—iSatori Technologies, Inc., a wholly owned subsidiary of Integrated Security Systems, Inc. (OTCBB: IZZI.OB), a leader in the creation and marketing of nutritional supplements, announced financial results for iSatori Technologies, Inc., its wholly owned subsidiary, for iSatori’s fiscal first quarter, ending March 31, 2012.

For the first quarter of 2012, iSatori reported net sales of $2.45 million, an increase of $0.71 million, or 45% over net sales of $1.74 million for the first quarter of 2011. iSatori reported pre-tax net income of $0.67 million for the first quarter of 2012, an increase of $0.35 million, or 107% over pre-tax income of $0.32 million for the first quarter of 2011, ending March 31, 2011.

A major contributor to the company’s improving net income performance for its 2012 first quarter was its realization of a gain of $0.50 million resulting from its divestiture of a dormant product line of children’s vitamins to a third party for cash and other consideration. Without this transaction, the Company’s 2012 first quarter pre-tax net income performance would have been $0.17 million.

“In addition to our dormant product line divestiture during the quarter, the launch of three scientifically engineered products added new revenue drivers and pre-tax net income to our financial results,” said Stephen Adele, Integrated’s president and CEO and the founder of iSatori Technologies. “In addition, the expansion of distribution into new international markets, including Australia, the United Arab Emirates, and other Middle East regions, has opened new markets for the Company’s products and enhanced our revenues. We remain optimistic about where we are headed and have more exciting product launches planned for 2012.”

About iSatori Technologies, Inc.

iSatori is a consumer products firm which develops and sells nutritional products in the performance, weight loss, and energy markets through online marketing, Fortune 500 retailers, and thousands of retail stores around the world.  More information about the Company is available at www.iSatoritech.com.

Statements made in this news release relating to the Company’s future sales, expenses, revenue, product developments, and all other statements except statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and the Company’s future performance are both subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, the timing and extent of changes in demand for the Company’s products, the availability and price of ingredients necessary to manufacture such products, and the outcome of any current or future litigation regarding such products or similar products of competitors.  All forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update any such statement.

Contact:

iSatori Technologies, Inc.

Stephen Adele

1-303-215-9174

PR@isatoritech.com

iSatori Technologies, Inc. and iSatori Technologies, LLC

Condensed Consolidated Statements of Operations

(Unaudited)

March 31, 2012 and 2011

	March 31, 2012	March 31, 2011
Sales
Product sales (Net of returns and discounts)	$2,445,407	$1,685,130
Royalty Income	30,581	26,499
Other Revenues	23,729	25,632
Total Sales	2,499,717	1,737,261
Cost of Sales	951,028	638,026

Gross Profit	1,548,689	1,099,235

Operating Expenses
Selling and Marketing	473,679	264,530
Salaries and labor related expenses	480,536	364,747
Administration	279,796	95,783
Depreciation and amortization	17,828	23,230
Total Operating Expenses	1,251,839	748,290

Income from Operations	296,850	350,945

Other Income (Expense)
Gain on sale of dormant product lines	499,525	-
Other income (expense)	641	(2,184)
Financing expense	(50,602)	(8,434)
Interest expense	(78,810)	(19,140)

Total Other Income (Expense)	370,753	(29,758)

Pre-Tax Income	667,603	321,187
Income tax expense	(254,734)	-
Net Income	$412,869	$321,187

iSatori Technologies, Inc. and iSatori Technologies, LLC

Condensed Consolidated Balance Sheets

(Unaudited)

March 31, 2012 and December 31, 2011

	March 31, 2012	December 31, 2011
Current Assets
Cash and cash equivalents	$873,673	$364,608
Accounts receivables
Trade, net of allowance for doubtful accounts	1,101,759	937,841
Income Tax Receivable	7,183	54,841
Note receivable – current portion	42,047	44,722
Inventories	868,275	757,250
Assets held for sale	-	168,474
Deferred tax asset, net	35,746	35,746
Prepaid expenses	52,869	119,147
Total current assets	$2,981,552	$2,482,629

Property and Equipment
Vehicles	-	67,135
Furniture and fixtures	55,029	50,304
Office equipment	32,130	32,131
Computer equipment	265,533	262,737
Dies and cylinders	49,422	49,422
Less accumulated depreciation	(274,404)	(324,257)

Total property and equipment	127,710	137,472

Note Receivable – net of current portion	81,714	81,714

Other Assets
Deferred tax asset, net	216,498	216,498
Deposits and other assets	31,249	37,257
Debt Issuance Costs	122,438	157,242
Deferred Offering Costs	335,027	141,826
Total other assets	705,212	552,823
Total assets	$3,896,188	$3,254,638

	March 31, 2012	December 31, 2011
Liabilities and Stockholder’s Equity

Current Liabilities
Trade accounts payable	$828,939	$695,775
Accrued expenses	383,772	446,950
Line of credit, less debt discount	951,780	785,044
Current portion of vendor payables	-	1,000
Current portion of notes payable	254,970	489,352

Total current liabilities	$2,419,461	$2,418,121

Long-Term Liabilities
Vendor payables, less current portion	-	-
Notes payable, less current maturities and debt discounts	410,419	478,729
Other long-term liabilities	109,327	92,606

Total long-term liabilities	$519,746	$571,335

Stockholder’s Equity
Preferred Stock, $.01 par value, 5,000,000 Shares authorized, no shares issued	-	-
Common Stock, $.01 par value, 20,000,000 Shares authorized, 10,493,252 shares issued and outstanding at 03/31/2012	104,933	100,000
Additional Paid-In-Capital	259,416	-
Discount on Capital Stock arising upon Incorporation	-	(56,017)
Retained Earnings	592,632	221,199

Total Stockholder’s Equity	$956,981	$265,182
	$3,896,188	$3,254,638

iSatori Technologies, Inc. and iSatori Technologies, LLC

Condensed Consolidated Statements of Cash Flows

(Unaudited)

March 31, 2012 and 2011

	March 31, 2012	March 31, 2011
Operating Activities
Net income	$412,869	$321,187
Adjustments to reconcile net income to net cash from (used) for operating activities
Depreciation and amortization	17,828	23,230
Amortization of debt discount	3,325	-
Amortization of debt issuance costs	34,804	-
Stock Compensation Expense	70,365	-
Change in fair value of Derivative Instruments	16,721	-
Gain from the sale of Product Line	(499,525)	-
Change in assets and liabilities
Accounts receivable	(163,918)	(89,731)
Notes Receivable	2,673	20,000
Inventories	(111,026)	28,610
Prepaid expenses	66,279	(189,628)
Deposits and other assets	5,462	6,658
Accounts payable	101,162	(184,208)
Accrued expenses	(56,864)	244,432
Income Taxes	254,734	-

Net Cash from (used for) Operating Activities	154,890	180,550

Investing Activities
Purchase of property and equipment	(7,520)	(1,992)
Proceeds from the sale of Product Line	500,000	-

Net Cash from (used for) Investing Activities	492,480	(1,992)

Financing Activities
Repayment of notes payable	(54,290)	(2,909)
Issuance of vendor note	-	9,000
Repayment of vendor notes	(1,000)	(41,775)
Proceeds on line of credit	1,980,481	-
Repayment of line of credit	(1,828,858)	-
Payment of financing costs	-	1,759
Deferred offering costs	(193,201)	-
Member distribution	-	(83,168)
Distributions to shareholder	(41,436)	-

Net Cash from Financing Activities	(138,304)	(117,093)
Net Change in Cash and Cash Equivalents	509,065	61,465
Cash and Cash Equivalents, Beginning of Period	364,608	66,492
Cash and Cash Equivalents, End of Period	$873,673	$127,957